SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

                                  Current Report

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 24, 2002


                              FACTORY 2-U STORES, INC.
                              ------------------------
               (Exact Name of Registrant as Specified in its Charter)

      Delaware                        0-16309                51-0299573
      --------                        -------                ----------
  (State or Other                (Commission File         (I.R.S. Employer
   Jurisdiction of                 Number)                  Identification
   Incorporation or                                         Number)
   Organization)

    4000 Ruffin Road
  San Diego,California                                92123
  --------------------                                -----
  (Address of Principal                             (Zip Code)
        Offices)

        Registrant's Telephone Number, Including Area Code: (858) 627-1800
                                                            --------------

                                       N/A
           (Former name or former address, if changed since last report)





Item 4. Changes in Registrant's Certifying Accountant

      On April 24, 2002, the Board of Directors of Factory 2-U Stores, Inc. ("Factory 2-U"), on the recommendation of the Audit Committee, determined not to renew the engagement of its independent public accountants, Arthur Andersen LLP ("Andersen") for the fiscal year ending February 1, 2003.

      During Factory 2-U's two most recent fiscal years ended February 2, 2002 and February 3, 2001, and the subsequent interim period through April 24, 2002, there were no disagreements between Factory 2-U and Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. Andersen's reports on Factory 2-U's financial statements for each fiscal year ended February 2, 2002 and February 3, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      Andersen's report on Factory 2-U's financial statements for the fiscal year ended February 2, 2002, dated February 27, 2002, was issued on an unqualified basis in conjunction with the filing of Factory 2-U's Annual Report on Form 10-K for the fiscal year ended February 2, 2002 filed on April 19, 2002 with the Securities and Exchange Commission.

      None of the reportable events described under Item 304 (a) (1) (v) of Regulation S-K occurred within Factory 2-U's two most recent fiscal years and subsequent interim period through April 24, 2002.


 Item 7. Exhibits

      Pursuant to General Instruction F of Form 8-K, the following documents are attached as exhibits hereto:


      Exhibit                       Description
      16.1           Letter from Arthur Andersen LLP regarding change in
                       certifying accountant.


                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FACTORY 2-U STORES, INC.
                                           By: /s/ Douglas C. Felderman
                                               ------------------------
                                               Douglas C. Felderman
                                               Executive Vice President
                                               Chief Financial Officer

      May 1, 2002


                                 EXHIBIT INDEX

      Exhibit                    Description
      16.1          Letter from Arthur Andersen LLP regarding change in
                      certifying accountant.